Beyond PARP - Next Generation DDR Therapeutics Q2 2017 Exhibit 99.1

Safe Harbor Statement Except for statements of historical fact, any information contained in this presentation may be a forward-looking statement that reflects the Company’s current views about future events and are subject to risks, uncertainties, assumptions and changes in circumstances that may cause events or the Company’s actual activities or results to differ significantly from those expressed in any forward-looking statement. In some cases, you can identify forward-looking statements by terminology such as “may”, “will”, “should”, “plan”, “predict”, “expect,” “estimate,” “anticipate,” “intend,” “goal,” “strategy,” “believe,” and similar expressions and variations thereof. Forward-looking statements may include statements regarding the Company’s business strategy, potential growth opportunities, clinical development activities, the timing and results of preclinical research, clinical trials and potential regulatory approval and commercialization of product candidates. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, the Company cannot guarantee future events, results, actions, levels of activity, performance or achievements. These forward-looking statements are subject to a number of risks, uncertainties and assumptions, including those described under the heading “Risk Factors” in documents the Company has filed with the SEC. These forward-looking statements speak only as of the date of this presentation and the Company undertakes no obligation to revise or update any forward-looking statements to reflect events or circumstances after the date hereof. Certain information contained in this presentation may be derived from information provided by industry sources. The Company believes such information is accurate and that the sources from which it has been obtained are reliable. However, the Company cannot guarantee the accuracy of, and has not independently verified, such information. Trademarks: The trademarks included herein are the property of the owners thereof and are used for reference purposes only. Such use should not be construed as an endorsement of such products.

Sierra Oncology NASDAQ: SRRA Headquarters: Vancouver, BC Development: San Francisco, CA Pro forma Shares (12/31/16): 52.2M* outstanding 58.8M* fully diluted Pro forma Cash on hand (12/31/16): $136.3M* *includes February 2017 financing (~$27.3M; 21.8M shares) net of underwriting discounts, commissions and estimated offering expenses. We are an ambitious oncology drug development company oriented to registration and commercialization. We have a highly experienced management team with a proven track record in oncology drug development. A clinical-stage drug development company advancing next generation DNA Damage Response (DDR) therapeutics for the treatment of patients with cancer.

Expanding Beyond PARP The DNA Damage Response (DDR) network is an emerging biological target space for cancer, validated by the clinical success of PARP inhibitors. Lead program SRA737 targets Chk1, a clinically-validated target with potential for synthetic lethality in genetically-defined backgrounds. SRA737 is in two active Phase 1 clinical studies employing a novel prospective patient enrichment strategy. Cash runway to mid-2019 delivers multiple data readouts, with preliminary data anticipated in early 2018. Our pipeline assets are potent, highly selective, oral kinase inhibitors against Chk1 (SRA737) and Cdc7 (SRA141), with excellent drug-like properties.

Our Pipeline of ‘Next Generation’ DDR Therapeutics Preclinical Phase 1 Phase 2 Targeting Cell division cycle 7 Phase 1 Monotherapy Advanced solid tumors, Currently enrolling Phase 1 Chemotherapy Combination Advanced solid tumors, Currently enrolling Plan to file IND H2 2017 Targeting Checkpoint kinase 1 SRA737 Chk1 SRA141 Cdc7

Beyond PARP: Our DNA Damage Response (DDR) Program

DDR Network: Detects DNA Damage, Pauses the Cell Cycle and Repairs DNA



DNA damage detected
DDR pathways trigger cell cycle checkpoints
G1 / S Checkpoint
M
G1
Cell Cycle
S
G2
G2 / M Checkpoint
Chk1
S Phase Checkpoint
Chk1
Cdc7
DDR pathways repair damaged DNA
Single strand breaks
Double strand breaks
Stalled replication forks
Cdc7
ATM
ATR
PARP
Chk1
Base Excision Repair (BER)
Homologous Recombination Repair (HRR)

SIERRA ONCOLOGY | 7

SRA737 Targeting Chk1

Chk1 is an Attractive Emerging Therapeutic Target in Cancer

- Chk1 plays an important dual role 1) as a key regulator of the cell cycle, and
  2) in the repair of DNA double strand breaks.

G1/S-defective cancer cells are reliant on remaining Chk1-regulated checkpoints


Defective
G1 / S
Checkpoint
M
G1
Cancer Cell
Cycle
S
G2
G2 / M
Checkpoint
Chk1
S Phase
Checkpoint
Chk1

Chk1 mediates DNA repair


Single strand
breaks
Double strand
breaks
Stalled
replication forks
ATM
ATR
PARP
Chk1
Base Excision
Repair (BER)
Homologous
Recombination Repair
(HRR)

SIERRA ONCOLOGY | 9

SRA737 – Potential Best-In-Class Chk1 Inhibitor


SRA737
Chk1

Clinically Validated Target
- Clinical efficacy reported as monotherapy with LY2606368.
- Gemcitabine combination efficacy reported with GDC-0575.

Superior Drug Profile
- Potent, and superior selectivity for Chk1 vs. Chk2.
- Excellent oral bioavailability in man enables potential broad clinical utility.

Differentiated Clinical Strategy
- Aggressive clinical development focused on multiple tumor types.
- Novel genetically-driven, prospective patient selection strategy designed to demonstrate synthetic lethality.

Near-term Data Readouts
- R&D day showcasing preclinical and preliminary clinical data planned for early 2018.
- Medical conference data anticipated in H2 2018.

Significant Commercial Potential
- Genetic selection strategy applicable to multiple large market indications.
- Additional combination opportunities with other DDR agents (e.g. PARPi) and immuno-oncology agents.

SIERRA ONCOLOGY | 10

SRA737: Originates from Renowned Drug Discovery Group with Proven Track Record CRUK/ICR drug discovery track record: Discovered and advanced into the clinic by: Temozolomide for glioblastoma >$1B ww sales* Abiraterone (Zytiga) for advanced prostate cancer >$2B ww sales* *2016 *2008

SRA737: Potentially Superior Chk1 Inhibitor Profile

- SRA737's potency, selectivity and oral bioavailability could enable a superior efficacy and safety profile.

Criterion	SRA737	LY2606368	GDC-0575
Stage of development:	**Ph1**	Ph2	Ph1
Presentation:	**Oral**	i.v.	Oral
Biochemical IC_{50}: **Chk1**	**1.4 nM**	~1 nM	2 nM
Biochemical IC_{50}: **Chk2**	**1850 nM**	8 nM	unk
Selectivity: **Chk1 vs. Chk2**	**1320x**	~10x	unk

CCT245737 @ 100nM


TKL
TK
STE
CK1
AGC
OTHER
CMGC
CAMK
Cmin

SRA737 selectivity:

- 15/124 kinases at 10 μM
- ERK8 = 100x
- All other kinases >200x
- CDK2 = 2750x
- CDK1 = 6750x

SIERRA ONCOLOGY | 12

Chk1 Chk1 Inhibition Induces Synthetic Lethality in Genetically-Mutated Cancer Cells Normal Cell Cancer Cell Normal Cell Cancer Cell Cell Survives Cell Survives Cell Survives Cell Death Chk1 Chk1 Normal Inhibited Altered Normal Normal Protein A Protein A Protein A Protein A Altered Normal Chk1 Inhibited

7 days consecutive dosing @ 150 mg/kg po MYCN-dependent proliferation of neuronal precursor cells is associated with replication stress. MYCN-transgenic mouse tumors are genetically unstable with chromosomal abnormalities reflective of the human disease. SRA737 treatment results in acute reduction in tumor burden in model of human MYCN-driven neuroblastoma, supporting the Chk1 synthetic lethality concept. Rapid Tumor Regression as Monotherapy in Neuroblastoma Model – Support for Synthetic Lethality SRA737

Profound Mechanistic Potentiation with DNA-Damaging Gemcitabine



Tumor Volume (mm³)
2000
1500
1000
500
0
10
20
30
40
Time (days)
Vehicle
Gemcitabine (100 mg/kg)
SRA737 (150 mg/kg)
Gem (100) + SRA737 (25)
Gem (100) + SRA737 (50)
Gem (100) + SRA737 (100)
Tumors below max limit (%)
100
75
50
25
0
30
40
50
60
70
80
Time (days)

- Gemcitabine can induce DNA double strand breaks and stalled replication forks.
- Preclinical modeling demonstrates extremely robust synergistic anti-tumor activity of SRA737 in combination with gemcitabine.
- Potential to leverage both potentiation and synthetic lethality in genetically-selected combination studies.

Cell Line	Tissue Origin	SRA737 Potentiation of Gemcitabine
HT29	Colon	**7.9-fold**
SW620	Colon	**16.9-fold**
Calu-6	NSCLC	**9.1-fold**
MiaPaCa	Pancreas	**23-fold**

[Sierra unpublished data: HT29 colorectal model; non-Chk1i synthetic lethal cell line]

SIERRA ONCOLOGY | 15

Genes Impacting Cell Cycle & DNA Damage Linked to Chk1i Synthetic Lethality

Preclinical and emerging clinical data support that Chk1i sensitivity is associated with certain genetic backgrounds.

Gene Class	Biological Rationale
Tumor Suppressors (e.g. *TP53*, *RAD50*, etc.)	Defective G1/S checkpoint should increase reliance on remaining Chk1-regulated DNA damage checkpoints.
Oncogenic Drivers (e.g. *MYC*, *KRAS*, etc.)	Oncogene-induced hyperproliferation and cell cycle dysregulation contributes to replication stress and could increase reliance on Chk1.
Replicative Stress (e.g. *ATR*, *CHEK1*, etc.)	Amplification of genes encoding *ATR* or Chk1 suggests greater reliance on Chk1 pathway to accommodate replication stress.
DNA Repair Machinery (e.g. *BRCA1*/2, FA, etc.)	Mutated DNA repair genes results in excessive DNA damage, and may increase reliance on Chk1-mediated DNA repair and/or cell cycle arrest functions.

SIERRA ONCOLOGY | 16

Targeting Tumors with Significant Genomic Instability and High Biomarker Prevalence Mutational frequencies in oncogenes associated with Chk1i synthetic lethality differ across cancer indications, facilitating rational patient selection strategies.     Bladder 11 6 6 11 Ovarian 6 10 10 5 Squamous NSCLC 8 5 11 7 Prostate 5 7 8 10 Colorectal 9 9 1 8 Head & Neck 10 2 9 4 Lung Adenocarcinoma 4 8 7 6 Pancreatic 7 11 1 2 Cholangiocarcinoma 2 3 1 9 Invasive Breast 3 4 5 3 AML 1   1 1 1 + Tumor Suppressor Oncogenic Drivers Replicative Stress DNA Repair Machinery We believe tumor types with high genomic instability are the most promising target indications for therapeutic intervention with SRA737. / / (Red = most frequently mutated; Green = least frequently mutated)

Sierra's Patient Selection Algorithm is Based on Genetic Profiling for Synthetic Lethality

"Stack the deck" by requiring mutations in genes that impact both roles of Chk1 - cell cycle and DNA integrity - to maximally enhance potential SRA737 sensitivity.

Tumor Suppressor **(*TP53, RAD50…*)** + *Oncogenic Drivers* **(*MYC, KRAS…*)**

Tumor Suppressor **(*TP53, RAD50…*)** + *Replicative Stress* **(*ATR/CHEK1…*)**

Tumor Suppressor **(*TP53, RAD50…*)** + *DNA Repair Machinery* **(*BRCA1/FA…*)**

Select tumor types with high genomic instability/replication stress

Strategic goal:
Enrich for patients with genetic profiles with high predicted SRA737 sensitivity.

S & G2/M Checkpoint Regulation	DDR & Replication Stress	Chk1 Role

SIERRA ONCOLOGY | 18

Clinical Validation of Chk1 Monotherapy with Emerging Data for LY2606368 ESMO 2016 Abstract: Phase 2 study in sporadic high-grade serous ovarian cancer and germline BRCA mutation-associated ovarian cancer. AACR 2017 Poster: Phase 1b monotherapy expansion cohort data update in advanced head and neck squamous cancers and squamous cell carcinoma of the anus. Tumor Type Disease Control Rate (CR+PR+SD) HNSCC 60% (28/47) SCCA 75% (18/24) Tumor Type Overall Response Rate (CR+PR) HGSOC 38% (5/13) (non-BRCA mutated) Patients with favorable responses harbored: Loss of function mutations in FBXW7 and PARK2, two genes implicated in Cyclin E1 proteolysis. Mutations and/or germline variants in DDR genes: BRCA1, BRCA2, MRE11A and ATR. Clinical validation of the target Clinical validation of genetic selection strategy

Clinical Validation of Chk1/Gemcitabine Combination with Emerging Clinical Data from Genentech GDC-0425: First generation Chk1 inhibitor 40 patient Phase 1 combination study with gemcitabine. 21 patients had RECIST-evaluable disease and archival tissue for genetic assessment. 2 out of 3 PRs had TP53 mutations. GDC-0575: Currently in Phase 1 development Genentech’s Phase 1 (EORTC 2016) saw meaningful responses in two sarcoma patients in combination with low dose gemcitabine: 1 CR (ongoing >9 months) in sarcoma with lung metastases. 1 PR (lasted >1 year) in TP53 mutated leiomyosarcoma with extensive metastases. Clinical validation of the target Clinical validation of genetic selection strategy

Breadth of Development Opportunities Reflected in Sierra’s Development Strategy Exploit profound potentiating effects of SRA737 with low dose gemcitabine plus synthetic lethality in genetically-defined populations in two tumor types. Exploit synergy between Chk1 inhibitor + PARP inhibitor to expand/enhance PARP inhibitor sensitivity. Explore PD-(L)1 combination and its potential to drive neoantigen presentation in “double checkpoint” strategy. Exploit synthetic lethality in genetically-defined patient populations across five tumor types with predicted high sensitivity to SRA737. Potential Clinical Opportunities Current Clinical Trials Monotherapy Chemotherapy Combination PARP Combo I/O Combo

Monotherapy Phase 1: Innovative Trial Design to Show Synthetic Lethality Fall 2016: CRUK-sponsored Ph1 monotherapy dose escalation initiated Jan 2017: Sierra assumes sponsorship of SRA737 Sierra Ph1 amendment submission and review Continued dose escalation to MTD Prospective patient selection using NGS technology Parallel MTD determination and cohort expansion in genetically-defined patient populations. Continuous daily oral administration. Prostate Ovarian Non-Small Cell Lung Head & Neck Colorectal Mid-2017: Amendment expected to be active

Chemotherapy Combination Phase 1: Leverages Potentiation & Synthetic Lethality


Jan 2017:
Sierra assumes sponsorship of SRA737
Mid-2017:
Amendment expected to be active
Sierra Ph1 amendment submission and review
Fall 2016:
CRUK-sponsored Ph1 monotherapy dose escalation initiated
Low-dose gem combo dose escalation
Prospective patient selection using NGS technology
Bladder
Pancreatic

- *Low-dose gemcitabine combination.*
- *Intermittent oral dosing following each dose of chemotherapy.*

SIERRA ONCOLOGY | 23

SRA737 has Significant Commercial Potential Across Major Market Cancer Indications Monotherapy indications Gemcitabine Combination indications Estimated 20-33% of patients in a given tumor type will be biomarker positive based on our genetic algorithm. [Company Estimates]

SRA737: Upcoming Expected Milestones Medical conference data H2 2018 Preliminary R&D update Early 2018 Medical conference data H2 2018 Preliminary R&D update Early 2018 Q1 17 Q2 17 Q3 17 Q4 17 H1 18 H2 18 Monotherapy PARP Combo I/O Combo Potential Clinical Opportunities Complete formal CTA transfer Q1 2017 Chemotherapy Combination Protocol amendment Q2 2017 Complete formal CTA transfer Q1 2017 Protocol amendment Q2 2017

SRA141 Targeting Cdc7

SRA141: Selective Small Molecule Targeting Cdc7

- SRA141: highly-selective and potent cell division cycle 7 (Cdc7) inhibitor.
- Cdc7: key regulator of both DNA replication and DNA damage response.
- Potential development opportunities in solid and liquid tumors.
- Mono- and combo- therapy development potential.



SRA141
Cdc7
Dbf4/Drf1
P
Claspin
MCM2-7
Helicase
Chk1
DNA Replication Initiation
Replication Fork Stabilization
S Phase Checkpoint
DNA Damage Response (DDR)

SIERRA ONCOLOGY | 27

Cdc7: Key Function in DNA Replication



Replication stress drivers
Cyclins
Myc
Ras
SRA141
Cdc7
CDK2
DNA replication
M
G1
S
G2
S Phase Checkpoint
Stalled replication fork
Homologous Recombination Repair (HRR)
ATR
SRA737
Chk1
P
RAD51
P
Fanconi Anemia
P

- Cdc7 activates DNA replication during S-phase in response to growth-promoting signals (e.g. cyclins, Myc, Ras)
- Cdc7 stabilizes stalled replication forks during replication stress.

SIERRA ONCOLOGY | 28

SRA141: Potential First-In-Class/Best-In-Class Opportunity Preclinical data and published literature suggest a variety of indications with potential for response to Cdc7 inhibitors: Solid tumors: breast, ovarian, pancreatic, melanoma, colorectal, uterine, thyroid, etc. Hematological malignancies: AML, DLBCL, etc. SRA141’s selectivity profile offers possible differentiation and potential safety and efficacy advantages. A biomarker-driven patient selection strategy focusing on drivers of Cdc7 inhibitor sensitivity may help facilitate clinical trial execution. IND filing expected in H2 2017.

Advancing Targeted Cancer Therapies

Proven Leadership in Oncology Development Nick Glover, PhD President and CEO Barbara Klencke, MD Chief Development Officer Angie You, PhD Chief Business & Strategy Officer and Head of Commercial Sukhi Jagpal, CA, CBV, MBA Chief Financial Officer Mark Kowalski, MD, PhD Chief Medical Officer Keith Anderson, PhD Senior Vice President, Technical Operations Wendy Chapman Senior Vice President, Clinical Operations Diane Gardiner Senior Vice President, Human Resources and Administration Christian Hassig, PhD Senior Vice President, Research Chandra Lovejoy Senior Vice President, Global Regulatory Affairs and Head of Quality Emma McCann Senior Vice President, Program Management Gregg Smith, PhD, MBA Senior Vice President, Preclinical

Expanding Beyond PARP Cash runway to mid-2019 delivers multiple data readouts, with preliminary data anticipated in early 2018. The DNA Damage Response (DDR) network is an emerging biological target space for cancer, validated by the clinical success of PARP inhibitors. Our pipeline assets are potent, highly selective, oral kinase inhibitors against Chk1 (SRA737) and Cdc7 (SRA141), with excellent drug-like properties. Lead program SRA737 targets Chk1, a clinically-validated target with potential for synthetic lethality in genetically-defined backgrounds. SRA737 is in two active Phase 1 clinical studies employing a novel prospective patient enrichment strategy.